Charter and Time Warner Cable: Compelling Growth and Value for All Shareholders January 14, 2014 Filed by Charter Communications Inc. (Commission File No. 001-33664) Pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934 as amended Subject Company: Time Warner Cable Inc. (Commission File No. 001-33335) Exhibit 99.3

2 Additional Information ADDITIONAL INFORMATION This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a business combination transaction with Time Warner Cable, Inc. (“TWC”) proposed by Charter Communications, Inc. (“Charter”), which may become the subject of a registration statement filed with the U.S. Securities and Exchange Commission (“SEC”). This material is not a substitute for the proxy statement/prospectus Charter would file with the SEC regarding the proposed transaction if a negotiated transaction is agreed or for any other document which Charter may file with the SEC and send to Charter’s or TWC’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CHARTER AND TWC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Charter through the web site maintained by the SEC at http://www.sec.gov. No tender or exchange offer for the shares of TWC has commenced at this time. In connection with the proposed transaction, Charter may file tender or exchange offer documents with the SEC. Any definitive tender or exchange offer documents will be mailed to stockholders of TWC. INVESTORS AND SECURITY HOLDERS OF TWC ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Charter through the web site maintained by the SEC at http://www.sec.gov. In connection with the proposed transaction, Charter may file a proxy statement with the SEC. Any definitive proxy statement will be mailed to stockholders of TWC. INVESTORS AND SECURITY HOLDERS OF TWC ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Charter through the web site maintained by the SEC at http://www.sec.gov.

3 Certain Information Regarding Participants / Forward Looking Statements CERTAIN INFORMATION REGARDING PARTICIPANTS Charter and certain of its respective directors and executive officers may be deemed to be participants in any solicitation with respect to the proposed transaction under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of Charter’s directors and executive officers in Charter’s Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 22, 2013, and its proxy statement for the 2013 Annual Meeting, which was filed with the SEC on March 21, 2013. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available. Forward-Looking Statements All statements included or incorporated by reference in this communication other than statements or characterizations of historic fact, are forward- looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates”, “expects”, “intends”, “plans”, “predicts”, “projects”, “believes”, “seeks”, “estimates”, “aims”, “on track”, “targets”, “opportunity”, “tentative”, “positioning”, “designed”, “create”, “may”, “will”, “should”, “would”, “could”, “potential”, “continue”, “ongoing”, “upside”, “increases”, similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition include: The ultimate outcome of any possible transaction between Charter and TWC including the possibility that Charter will not pursue a transaction with TWC; if a transaction between Charter and TWC were to occur, the ultimate outcome and results of integrating the operations of TWC and Charter, the ultimate outcome of Charter’s pricing and packaging and operating strategy applied to TWC and the ultimate ability to realize synergies at the levels currently expected; and the risk factors discussed in our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. The forward-looking statements in this communication speak only as of the date of this presentation. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

4 Charter and Time Warner Cable: Compelling Growth and Value for All Shareholders Overview Applying Charter’s Operating Strategy Valuation, Structuring and Financing

5 Despite a Highly-Attractive Opportunity, TWC Continues to Oppose a Combination  Charter is publicly releasing the status of its discussions to combine with Time Warner Cable (“TWC”)  Despite shareholder enthusiasm for a transaction and market endorsement, TWC management and Board have not meaningfully engaged Charter determined it is time to let shareholders decide if TWC should meaningfully engage June July Aug. Sept. Oct. Nov. Dec. Jan. June 24, 2013 Charter first communicates its initial proposal during a face to face meeting July 10, 2013 Charter sends proposal letter to Time Warner Cable – $79.11 cash, 0.275 Charter shares July 11, 2013 TWC sends response letter indicating that Charter’s proposal is both insufficient and unattractive October 24, 2013 Charter improves its proposal – $82.54 cash, 0.329 Charter shares October 31, 2013 TWC sends second response letter indicating that Charter’s proposal is both insufficient and unattractive December 6, 2013 In- person meeting between Charter CEO and TWC now CEO December 17, 2013 First in-person meeting between Charter CFO and TWC CFO December 23, 2013 Second in-person meeting between Charter CFO and TWC CFO December 27, 2013 TWC makes verbal counter-proposal December 13, 2013 Charter CEO indicates willingness to submit a revised proposal in the low $130s

6 Significant Premium  38% premium to TWC’s undisturbed closing price of $96.15 on 6/13/13  12% premium to avg. tax-adjusted multiples of recent cable transactions(3) Significant Cash  Significant cash representing 86% of TWC’s undisturbed price of $96.15 Meaningful Ownership in NewCo  45% equity ownership in a soundly-financed pure play cable entity, which will delever quickly Substantial Upside Participation  Will participate in (a) enhanced growth from Charter and new TWC strategy, (b) cost and tax synergies and (c) levered equity returns Currency Per TWC Share Cash(1) $82.54 + 0.372 Charter Shares(1),(2) $49.96 = Headline Value(2) $132.50 TWC Ownership %(1),(4) 45% Charter’s Proposal is Compelling (1) Assumes Liberty Media and its affiliates receive 100% stock consideration for TWC shares owned as part of the transaction. Assumes 284.1M fully diluted TWC shares excluding Liberty Media and affiliates stake. Charter stock valued at 1/13/14 ($134.22). (2) Illustrative value based on Charter CEO verbal indication of willingness to submit a revised proposal in the low $130s (3) See page 23 for details (4) If bridge commitment funded by equity; 50% if funded by debt. See page 25 for details.

7 Time Warner Cable has Failed to Meaningfully Engage on Behalf of Its Shareholders Combination of Charter and TWC under a market share growth strategy would create significant value for shareholders as well as opportunities for industry collaboration and geographic rationalization Significant Value for Shareholders Since June of last year, Charter has approached TWC with combination proposals which, unlike other cable transactions, allow TWC shareholders to receive a substantial premium, most of the unaffected price in cash and participate in the meaningful upside of NewCo Substantial Premiums Rejected by Time Warner Cable Expectations are unrealistic and ignore a full 38% premium already reflected in Charter’s proposal, with a proposed cash component that would take pro-forma leverage to well beyond either company’s stated leverage tolerance. At Charter’s most recent proposal, shareholders receive 86% of the unaffected value of TWC stock in cash, and continue to own 45% of NewCo. Time Warner Cable’s Expectations are Unrealistic We believe shareholders have shown widespread endorsement of the deal at a price which reflects both an already full premium to TWC shareholders, and allows upside for both sets of shareholders if TWC can be repositioned for growth Shareholders Have Shown Widespread Endorsement of the Deal Minimal engagement, one-way information flow and unrealistic price expectations led us to conclude there is no genuine interest from TWC management and its Board to pursue a transaction, and we decided to bring the status of the discussions to shareholders to encourage engagement by TWC, while at the same time preserving our options Shareholders Have to Decide

8 Charter & TWC: Superior Value Creation Potential for Shareholders and Industry  Accelerate TWC’s customer and cash flow growth with Charter’s proven track record of investing in a highly competitive product set and market-share driven operating strategy  Unlock the capacity of the broadband networks by using freed-up analog spectrum to add HD and Internet speed  Charter is gaining multi-channel video market share already, and believes it can do the same with TWC over time Accelerate TWC Growth via Charter’s Proven Operating Strategy  Scale and clustering enhances sales, marketing and branding power against national competitors  Scale drives product development and innovation opportunities  Greater opportunity to serve large commercial customers Greater Scale and Enhanced Footprint Drives Faster Growth  Unlock significant value through cost synergies inherent in Charter’s product pricing & packaging strategy and operating model, combined purchasing and elimination of duplicate costs  Deal structure accelerates value of Charter’s significant tax assets Cost and Tax Synergies  Margin expansion results from increasing product penetration, investing in quality and taking transactions out of the business under Charter’s operating model  NewCo will have the scale to drive margins similar to industry-leading levels that exist today Margin Expansion  Improves the foundation for industry-wide collaboration and technology development  Sets the stage to help rationalize geographic holdings into more efficient entities to provide better services and products into a competitive marketplace Industry-Wide Collaboration and Rationalization  One-time increase in leverage to facilitate transaction and significant tax assets offer highly-attractive equity returns  Transaction structure designed to provide long-dated and low-cost financing, and enable unified operations which achieves operating cost and tax objectives Levered and Tax-Efficient Equity Returns

9  Fully centralize all aspects of operating strategy and focus organization  Align organization to support sustained growth with clear accountability and authority  Align incentives to desired outcomes  All consumer facing decisions are made at the highest executive level Faster EBITDA Growth and Higher Return on Investment Charter’s Proven Operating Model  Strategy drives customer growth, product penetration and market share growth  Increases PSUs and ARPU per connect  Enhances retention and pricing power Faster Revenue Growth  Reduces service calls  Lowers churn  Reduces follow-on upgrades / sidegrades / downgrades  Lowers transaction costs per $ of revenue Reduced Transaction Cost + = Centralization and Organizational Alignment  Establish competitive video product  Implement transparent and simple product offering that puts more value in the home; all digital product, more HD, faster Internet and fully featured phone product  Drive triple play penetration, reduce add-on combinations and additional fees/charges  Reclaim analog bandwidth and go all- digital to allow for more HD, faster Internet, better picture quality, and greater plant security Compelling Products, Packaging and Pricing  Produce higher quality “craftsmanship”, greater reliability, and higher levels of service in labor force  Reduce service calls and follow-on transactions via higher quality plant maintenance and quality assurance on service and transactions  Improving customer satisfaction through quality operations results in longer average customer life Quality Operations & Transaction Reduction Expected Results

10 Charter’s Recent Results Demonstrate That Its Operating Model Works Total Revenue Growth (excl. Advertising) Residential Revenue Growth Triple Play Sell-in to Video Net Video Additions/(Losses) Note: Growth rates are for Charter excluding the Bresnan properties and are pro forma for certain acquisitions and divestitures completed in 2011 1.3% 2.2% 4.1% 4.3% 5.3% Q3/12 Q4/12 Q1/13 Q2/13 Q3/13 Residential Revenue 41.0% 35.9% 43.0% 48.9% 49.1% Q3/12 Q4/12 Q1/13 Q2/13 Q3/13 Triple Play Sell-in to Video (15) (25) 9 23 (4) (58) (11) (33) (71) (21) Q3/12 Q4/12 Q1/13 Q2/13 Q3/13 Expande Basic Limited Basic % Y/Y % Y/Y in Thousands 3.7% 4.3% 4.9% 4.7% 5.5% 3.2% 3.7% 5.5% 5.7% 6.5% Q3/12 Q4/12 Q1/13 Q2/13 Q3/13 Total Revenue Total Revenue xcl. Ad rtising

11 # 3 US Video Provider with Only ~10% FiOS Overlap(1) NewCo Residential Customers(2) US Video Market NewCo Q3/13 LTM PF(3) NewCo – 43M Homes Passed(2) in Millions in $ Billions (1) 4% FiOS overlap for Charter and 13% FiOS overlap for TWC, based on Q3/13 earnings transcript (2) NewCo homes passed and customer data is as of Q3/13, and represents the addition of TWC and Charter data (3) Represents addition of Q3/13 LTM TWC and Charter financials 20.0 15.6 15.3 7.0 Cust. Rel. Video Internet Voice 21.6 20.2 16.0 14.0 4.3 CMCSA DTV NewCo DISH Cox in Millions, includes Commercial Video   Charter Communications Time Warner Cable 30.3 10.9 5.8 Revenue Adj. EBITDA Adj. EBITDA - Capex Time Warner Cable Charter Communic tions

12 Charter and Time Warner Cable: Compelling Growth and Value for All Shareholders Overview Applying Charter’s Operating Strategy Valuation, Structuring and Financing

13 Key Drivers of the Charter Operating Strategy The concept of providing more value, reducing price, and investing significantly more is a market share driven strategy that will increase penetrations, customer life, revenue and cash flow per home passed with better Return on Investment Market Share Driven Strategy Between planning the implementation and when results begin to flow to EBITDA is several quarters, and requires significant management confidence which stems from experience, patience to stay the course, and credibility with stakeholders to achieve the same Experience and Patience Key Factors The following steps are outlined in the subsequent pages as key operating strategies deployed at 3 separate companies, and would be applied with TWC:  Establish high quality and high value product set which is superior to the competition  Market share driven strategy will increase revenue, margin and Return on Investment  Operating responsibilities and execution are key for success Proven Key Operating Strategies

14 Key Drivers of the Charter Operating Strategy  Expect >12M analog outlets at TWC, was 5M at Charter  Stop actively marketing analog / limited  Reduce analog channels to no more than 50 to setup digital migration  Place more boxes at each new connect and match HD on HD TVs and SD on others  Take each market all-digital, add HD content and deleverage the switched video platform to reduce customer dissatisfaction Convert Analog Outlets to Digital  Increase HD channels to >100, now going to >200 “TV is HD”  All residential boxes bi-directional, and same price with HD for free  Up to 4 DVRs for $20  Minimum Internet speed 30Mbps and going much higher  Fully-featured phone with all services included at $30, going to $20 in year 2  Simple pricing – consistent for sales channels and care operations, and customer bill transparency  No “nickel and dime” fees – regulatory charges and taxes on Internet and Phone, modem rental, reduced WiFi pricing, trouble call charges etc.  No contract Increase Value in Product Establish high quality and high value product set which is superior to the competition  Then sell the bundle  With only high value offers in each product Sell the Bundle

Illustrative Comparison of Competitive Value

	Charter	Time Warner Cable	DIRECTV + at&t
Video	Select	Standard	Choice
Video CPE	3 HD Boxes	3 HD Boxes	3 HD Boxes
Internet	30Mbps	15Mbps	6Mbps
Phone	Unlimited LD	Unlimited LD	Unlimited LD
Promotional Price	**~$110**	**~$125**	**~$120**
Retail Price	**~$150**	**~$215**	**~$190**
Contract	No Contract	No Contract	12-24M Commitment

Charter

- Charter Select Triple Play national pricing
- Promotional price for 12 months, price step of $20 thereafter; retail price after 24 months
- Up to 4 DVR available for $20
- 30Mbps offering will upgrade to 60Mbps in all-digital markets
- Franchise, retrans fees and video (only) sales tax would apply in addition
- No additional phone fees or taxes
- No fee for modem; WiFi available for $5
- Installation of ~$30

Time Warner Cable

- Pricing estimated based on One Touch Intelligence data, call center agent discussions and website
- Rates may vary by location, Carolinas system used for comparison
- Promotional price for 12 months, price thereafter ~$190; retail price after 24 months
- DVR service available for $13 per box, whole house DVR service also available
- Franchise and sales tax would apply in addition
- Estimated $3/$6 phone fees and taxes (sales tax, FUSF, other) included in promotional/retail price
- $6 modem fee included; WiFi available for additional $5
- Installation fee of ~$45 for 3rd outlet and phone activation, may vary by location and sales channel

DIRECTV + at&t

- Pricing estimated based on One Touch Intelligence data, AT&T website with DirecTV bundle
- Rates may vary by location
- Promotional price for 12 months, price thereafter ~$180; retail price after 24 months
- $10 HD service charge included, waived if subscribing to Genie service
- Genie whole home DVR service available for $15 promotion / $25 retail
- Video surcharge and sales tax would apply in addition
- Estimated $13 phone fees and taxes included (sales tax, FUSF, subscriber line charge, other)
- $75 onetime fee for modem; WiFi available for $100 onetime fee
- Installation fee of ~$30, may vary by location and sales channel

15

16 Key Drivers of the Charter Operating Strategy  Reduce product pricing and product ARPU but increase product penetration, PSU per connect and revenue per household – product ARPU becomes irrelevant Increase Revenue per Household  Boxes and install time for higher product and device penetration, all-digital  Produce higher quality “craftsmanship”, greater reliability, and higher levels of service in labor force, with attendant increases in customer satisfaction which allows us to increase subscriber life  Quality assurance to drive a reduction in service calls and repeat service calls  Preventive plant maintenance to reduce service impacting events Simultaneously Investing More to Reduce Transactions Market Share Driven Strategy Will Increase Revenue, Margin and Return on Investment  Build step-up capabilities: Average 3P sell-in of $120, with $20 steps accelerating revenue growth  Rack rate still has more value than competitors can provide, and substantially more than TWC  Higher percentage of triple play drives lower churn and cost to replace revenue  Fully featured product set in home at valuable price, up front, means less incentive to change service level, reducing transactions and points of failure Increasing Margin per Household over Time  As a result, Return on Investment increases due to higher and faster revenue growth per household, improving margins and reducing capex  Longer customer life significantly enhances margin and capital utilization  Box pricing improves significantly with volume commitments and downloadable security strategy  Fully deployed bi-directional full-featured set-top box base with ability to overlay modern user interface without recapitalizing the legacy set-top box base Return on Investment Increases

17 Key Drivers of the Charter Operating Strategy  Fully centralized organization with nationally controlled pricing and packaging, marketing, sales channels, call centers, network operations and engineering  Regionally managed functions are outside plant, warehouses and physical transactions at the home – no revenue or P&L responsibility  All operating processes are built and managed to a national standard  Revamped sales channels and commissions to maximize sales yield  Clear accountability and authority by function, and performance measured exclusively on areas within responsibility (without regard to financial impact)  Customer impacting decisions to network, services, back-office, rate or bill are made at the highest level of the organization Clear Operating Responsibilities Operating Responsibilities and Execution are Key to Success  Implementing a market share driven growth strategy at TWC requires a transformational event to move away from an operationally constraining, return of capital strategy  Willingness to write-down existing revenue lines (boxes, tiers, modem and phone charges, install fees, taxes and regulatory fees, etc) and temporarily increase investment substantially requires high confidence in PSU penetration, execution and willingness to stay the course  Actively managing a fundamental restructuring of many roles, reporting lines, accountability and performance metrics while simultaneously changing the product, revenue and operating model requires an implementation track record across large operating entities Having the Roadmap is Not Enough

18 Key Residential Operating Metrics Comparison Video Development Digitization Development Triple Play Development Internet Development Phone Development Res. Customer Development % of Video, TWC includes Commercial % Q/Q % of Residential Customers 84.7% 86.2% 86.9% 88.7% 90.7% 91.5% 77.0% 77.1% 77.8% 78.2% 78.6% 78.5% Q2/12 Q3/12 Q4/12 Q1/13 Q2/13 Q3/13 Charter TWC 28.8% 29.6% 29.9% 30.5% 31.3% 31.6% 27.8% 27.9% 28.2% 27.9% 27.6% 26.9% Q2/12 Q3/12 Q4/12 Q1/13 Q2/13 Q3/13 Charter TWC % Q/Q % Q/Q % Q/Q Note: Charter excluding the Bresnan properties and are pro forma for certain acquisitions and divestitures completed in 2011. TWC information from public filings. 0.8% 1.9% 1.4% 2.6% 1.0% 2.1% 0.6% 0.8% 0.7% 1.2% 0.1% -0.2% Q2/12 Q3/12 Q4/12 Q1/13 Q2/13 Q3/13 Charter TWC 0.3% 2.8% 1.8% 3.1% 2.3% 1.9% 0.9% 0.0% 0.7% -0.7% -1.1% -2.6% Q2/12 Q3/12 Q4/12 Q1/13 Q2/13 Q3/13 Charter TWC -1.6% -1.8% -0.9% -0.6% -1.2% -0.6% 0.6% -0.5% -0.8% 0.1% 0.5% -0.1% -1.4% -1.1% -1.1% -1.0% -1.6% -2.6% Q2/12 Q3/12 Q4/12 Q1/13 Q2/13 Q3/13 Charter Expanded Basic TWC -0.3% 0.4% 0.4% 1.1% 0.1% 0.9% -0.5% -0.3% -0.3% 0.1% -0.6% -0.9% Q2/12 Q3/12 Q4/12 Q1/13 Q2/13 Q3/13 Charter TWC

19  Consensus has TWC residential revenue growth expanding to 1.6% in 2016, despite significant recent losses and negative outlook for 2014(1)  Applying Charter’s residential revenue growth improvement from mid 2012 to the end of 2013 to TWC’s 2015 and 2016, would project ~$725M of additional revenue above consensus in 2016(2)  At current TWC EBITDA margin equates to an additional ~$265M of annual EBITDA, which would be projected to accelerate and compound over time(2) Accelerating TWC’s Customer and Revenue Growth Using Charter’s Strategy (1) 2012 organic growth as defined in TWC trending schedule. Consensus based on those analysts forecasting residential revenue – 16 in 2013/14, 11 in 2015 and 5 in 2016. (2) Charter estimate (3) TWC organic growth as defined in TWC trending schedule Charter vs. TWC Residential Revenue Growth(3) TWC Projected Residential Revenue Growth(1) % Y/Y % Y/Y 2.6% 1.3% 2.2% 4.1% 4.3% 5.3% 1.3% 0.9% 1.1% 0.3% 0.3% 0.7% Q2/12 Q3/12 Q4/12 Q1/13 Q2/13 Q3/13 Charter TWC 1.2% 0.7% -0.1% 1.0% 1.6% 1.5% 5.0% 2012 2013 2014 2015 2016 Actuals/Consensus Projected under Charter Strategy

20 Charter and Time Warner Cable: Compelling Growth and Value for All Shareholders Overview Applying Charter’s Operating Strategy Valuation, Structuring and Financing

21 60 70 80 90 100 110 120 130 140 150 1/1/2013 3/1/2013 5/1/2013 7/1/2013 9/1/2013 11/1/2013 1/1/2014 TWC’s Share Price Includes A Significant Acquisition Premium TWC Stock Has Risen By 38% Since Rumors Of A Transaction First Emerged (1) http://video.cnbc.com/gallery/?video=3000175911&play=1 (2) http://online.wsj.com/news/articles/SB10001424127887323689204578573763360891212 (3) http://www.reuters.com/article/2013/11/01/timewarner-charter-idUSL1N0IM1M520131101 (4) http://www.bloomberg.com/news/2013-11-22/time-warner-cable-shares-jump-amid-renewed-takeover-speculation.html (5) http://online.wsj.com/news/articles/SB10001424052702304465604579222300576167872 Illustrative Value of “Low $130s” Proposal: $132.50 6/14: Initial rumors of a combination (CNBC)(1) 6/26 – 6/28: Market speculation (WSJ)(2) 10/10: Speculation post-Liberty investor day 10/31: TWC reports 3Q13 results that are lower than expected 8/1: TWC reports lower than expected 2Q13 results 1/31: TWC announces 4Q12 results below expectations and stock drops 11.3% ($) Significant built-in acquisition premium 38% Premium 11/1: Market speculation (Reuters)(3) 11/22: Market speculation; stock jumps 10.0% (Bloomberg)(4) 11/26: Market speculation (WSJ)(5) Key Data Points (Prior to 6/13/13) 6/13/13 $96.15 3 Months Prior $91.69 12/31/12 $97.19 52-Week High $100.83 VWAP since 9/13/11 $82.52

TWC's Share Price Would be Meaningfully Lower Absent Charter Interest

Deutsche Bank (12/3/13)	*"…consolidation speculation driving the public multiples higher (with TWC trading at 7x '14E EV/EBITDA vs. **potentially sub-6x in the absence of deal speculation…"***
Moffett-Nathanson (12/2/13)	***"Our revised unaffected price for TWC goes from $101 to $108 – perhaps already a generous starting point considering TWC's recently weak performance"***
Pivotal (11/4/13)	*"I believe **TWC would be trading ($100) ex take-out spec** and after 3 quarters in a row of increasingly choppy results"*
Morgan Stanley (11/1/13)	*"…these sensitivity tables compare NewCo values for TWC shareholders to current TWC share prices, **not the "undisturbed" share price of ~$95**"*
UBS (8/1/13)	*"The 2Q results appeared meaningfully worse than 1Q, which **pushed shares back to the low $90s**. As such, it seems a fairly substantial premium is already built into TWC shares."*
BAML (8/1/13)	*"One might have expected TWC shares to be weak given sub-par sub metrics; however, we believe **the stock has not been a fundamental story** since M&A speculation began to dominate discourse."*
RBC (8/1/13)	*"We feel TWC shares are fully valued given mixed operating performance, and **attribute their recent appreciation to expectations of a purchase**"*

22

23 Charter’s Proposal is Compelling  $82.54 per share of cash representing 86% of TWC undisturbed price, plus 0.372 shares of Charter for 45% of NewCo(1) represents $132.50 of upfront value, or 38% premium to undisturbed value  On an EBITDA multiple basis Charter’s proposal is higher than any recent cable industry transaction(2) when adjusted for present value of tax assets  12% multiple premium to the average of relevant transactions, despite TWC growing slower than every one of the other targets  All other transactions were all-cash with no continued upside – TWC shareholders share 45%(1) of growth upside, operating and tax synergies going forward  TWC shareholders should view Charter’s proposal in the context of cash provided plus the present value of the NewCo’s share price over time:  TWC shareholders will own 45%(1) of the NewCo with expected benefits from: Charter’s already higher growth profile, improved growth profile of TWC assets, over $750M of run-rate operating cost synergies, $500M present value of accelerated tax assets, and a levered equity return under low cost financing(3)  Charter trades at a multiple premium to other MSOs today due to growth from its own turnaround, and tax assets which are increasingly well understood – we expect the NewCo trading multiple to benefit from the same dynamics (1) Assumes Liberty Media and its affiliates receive 100% stock consideration for TWC shares owned as part of the transaction. 45% if bridge commitment funded by equity, 50% if funded by debt. (2) Multiple ranges are based on the following relevant transactions based on Charter estimates and its advisors: Cablevision acquisition of Bresnan, Mediacom take-private, TWC acquisition of Insight, BC Partners and CPPIB acquisition of Suddenlink, Charter acquisition of Bresnan (3) Charter estimate Min Max Proposal 5.5x 6.5x 7.1x 7.3x Forward Multiple (Adj. for Tax Assets) Average

24 Shareholders of TWC and Charter Need to Both Benefit from Transaction  Wall Street consensus forecasts Charter revenue and EBITDA CAGRs of 7% and 9%, respectively, for 2013 – 2016(1)  We believe our operating strategy, properly applied, will have a similar impact on TWC’s longer term growth profile  However, the TWC turnaround will require time and all-digital investment similar to Charter which implies a lower short-term pro forma growth rate for NewCo, while TWC shareholders benefit substantially  We conservatively estimate $500M annual synergies growing to $750M over time which together with faster tax asset utilization in NewCo will be shared by both shareholders and defray the potential dilution to existing Charter shareholders in the short-run from a lower growth TWC Combination makes sense for both companies, but Charter’s willingness to pay is limited to a realistic premium due to Charter’s faster growth profile on a stand alone basis (1) Consensus based on average of 17 analysts forecasts, excluding 7 forecasts for 2013 as not pro forma for Bresnan. 2 analysts not forecasting 2016.

25 Structure and Financing  We have structural alternatives for a combination of TWC and Charter which achieve operating, financing, tax and synergy objectives  We have fully negotiated financing from 4 first-tier investment banks, which fully funds the cash portion of Charter’s proposal, and an upsized revolver to replace TWC’s revolver  We believe the financing package is prudent, with longer tenor than Charter today and low cost. The financing sources for the cash portion of the proposal consists of the following: Projected Leverage at 12/31/14 Close(1) $ Billion $ per Share(3) PF Synergies w/o Synergies New Debt 20.5 $72.16 4.8x 5.0x Committed Bridge (if Debt Funded) 3.5 $12.50 5.0x 5.3x Less: Fees, Interest and Expenses(2) (0.6) ($2.11) Total 23.4 $82.54 (1) Using Wall Street consensus forecasts on last twelve month (“LTM”) combined basis for both companies and pro forma for $500M of anticipated synergies in first year (2) Net of forecasted cash from balance sheets at closing (3) Per share calculations based on 284.1M fully diluted TWC shares, excluding Liberty Media and affiliates stake NewCo will deleverage quickly from one-time leverage to complete transaction, providing attractive levered equity returns on a growth company with tax assets

26 Charter and TWC: Superior Value Creation Potential TWC management and Board remain unwilling to engage in genuine discussions … Time for shareholders to weigh in if they prefer a combination with Charter to TWC stand alone prospects Highly Strategic Combination  TWCs growth prospects impaired by a financially-engineered operating, investment and capital return strategy  TWCs prospects only worsened in 2013, which has structural implications for growth without significant organic investment or an outside catalyst  Charter’s management team has a demonstrated track record of implementing a strategy to drive growth and value for shareholders, unlock the inherent strength of the broadband networks and regain video competitiveness and market share Industry dynamics call for a combination for the benefit of shareholders and consumers  The NewCo, through swaps and divestitures, can help rationalize the geographic holdings of the industry into more efficient entities capable of providing better services and products into a very competitive marketplace, thus generating higher returns for the combined company and the industry at large  New national products could be created for advertising and telecommunications for larger businesses and government NewCo will have a compelling growth profile, attractive free cash flow and be prudently capitalized  Expect $500M of annual cost synergies, growing to $750M annually – with both sets of shareholders benefitting from upside  Prudently capitalized with path for deleveraging This is the best combination for shareholders and the industry  TWC shareholders receive 86% of undisturbed TWC price in cash and 38% total premium  TWC shareholders will own 45% of high growth profile NewCo  NewCo should trade closer to Charter’s multiple – growth prospects, significant tax assets and levered equity returns  Absent a serious M&A alternative, TWC faces significant potential share price downside

Appendix

28 $0.6B $1.7B $0.3B $2.1B $2.0B $1.1B Transaction Provides Substantial Tax Benefits to NewCo $1.1B of unrestricted tax loss carryforward available for Charter’s immediate use at 12/31/2013 $4.4B of loss carryforward becomes unrestricted in varying amounts from 2014 through 2016 $1.7B of loss carryforward becomes unrestricted at $226M annually, between 2017 – 2024 $0.6B subject to §382 and other limitations Loss Carryforwards: ~$7.8B(1) Tax Basis: ~$10.3B(1),(2) 2013 2014 2015 2016 2017+ Tax Asset Basis Loss Carryforward Availability Tax Efficient Deal Structure  NewCo to benefit from Charter’s “outsized” tax basis in reducing taxable income  Charter’s $7.8B of loss carryforward attributes would transfer to NewCo, and should do so without additional restrictions, allowing NewCo to use Charter’s loss carryforwards against Charter’s and TWC’s combined taxable income  TWC tax assets also remain intact  The accelerated use of Charter’s tax assets has an estimated present value of >$500M for shareholders of NewCo (1) As of September 30, 2013 (2) Tax basis includes Bresnan assets Tangible Assets $5.4B Intangible Assets $4.9B

Charter's Proposal is Significantly Higher than TWC Pre-Deal Price Targets

1-year forward price targets from research analysts prior 6/13/13, and operating metrics since then have deteriorated

Firm Name	Recommendation	Price	PV of Price[1]	Date
Robert W. Baird & Co.	Neutral	$101	$92	6/12/13
Moffett Research	Neutral	$101	$92	6/4/13
Barrington Research	Outperform	$113	$103	5/3/13
Citigroup	Buy	$110	$100	4/30/13
Atlantic Equities LLP	Overweight	$112	$102	4/30/13
Argus Research Corp	Buy	$130	$119	4/29/13
Wunderlich Securities	Hold	$102	$93	4/29/13
Guggenheim Securities LLC	Neutral	$90	$82	4/29/13
Deutsche Bank	Hold	$99	$90	4/28/13
Credit Suisse	Neutral	$97	$89	4/26/13
Macquarie	Outperform	$110	$100	4/26/13
Nomura	Buy	$100	$91	4/26/13
Goldman Sachs	Neutral	$92	$84	4/25/13
RBC Capital Markets	Sector Perform	$97	$89	4/25/13
JP Morgan	Overweight	$103	$94	4/25/13
Jefferies	Buy	$105	$96	4/25/13
Morgan Stanley	Overweight	$99	$90	4/25/13
Needham & Co.	Buy	$115	$105	4/25/13
Raymond James	Outperform	$100	$91	4/25/13
Evercore Partners	Overweight	$108	$99	4/25/13
ISI Group	Buy	$105	$96	4/25/13
S&P Capital IQ	Buy	$110	$100	4/25/13
New Street Research	Neutral	$98	$89	4/25/13
Bank of America Merrill Lynch	Buy	$111	$101	4/25/13
Pivotal Research Group LLC	Buy	$111	$101	4/25/13
UBS	Buy	$102	$93	4/25/13
Scotia Capital	Sector Perform	$100	$91	4/25/13
Median		**$102.00**	**$93.15**	
Premium at $132.50 Illustrative Value of "Low $130s" Proposal:		**29.9%**	**42.2%**	

Source: Bloomberg

(1) Discounted one year at an assumed cost of equity of 9.5%

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